                                   Exhibit 24








                               Powers of Attorney

POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation (the "Company"), a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Core Materials Corporation Long-Term Equity Incentive Plan, hereby constitutes and appoints Kevin L. Barnett and Kenneth M. Schmell, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of May, 1997.

                                                          /s/ KEVIN L. BARNETT
                                                          ---------------------
                                                              Kevin L. Barnett

POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation (the "Company"), a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Core Materials Corporation Long-Term Equity Incentive Plan, hereby constitutes and appoints Kevin L. Barnett and Kenneth M. Schmell, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of May, 1997.

                                                       /s/ KENNETH M. SCHMELL
                                                       ----------------------
                                                           Kenneth M. Schmell

POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation (the "Company"), a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Core Materials Corporation Long-Term Equity Incentive Plan, hereby constitutes and appoints Kevin L. Barnett and Kenneth M. Schmell, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of May, 1997.

                                                         /s/ GERALD L. VOIROL
                                                         --------------------
                                                             Gerald L. Voirol

POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation (the "Company"), a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Core Materials Corporation Long-Term Equity Incentive Plan, hereby constitutes and appoints Kevin L. Barnett and Kenneth M. Schmell, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of May, 1997.

                                                          /s/ RICHARD R. CONTE
                                                          --------------------
                                                              Richard R. Conte

POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation (the "Company"), a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Core Materials Corporation Long-Term Equity Incentive Plan, hereby constitutes and appoints Kevin L. Barnett and Kenneth M. Schmell, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of May, 1997.

                                                         /s/ RALPH O. HELLMOLD
                                                         ----------------------
                                                             Ralph O. Hellmold

POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation (the "Company"), a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Core Materials Corporation Long-Term Equity Incentive Plan, hereby constitutes and appoints Kevin L. Barnett and Kenneth M. Schmell, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of May, 1997.

                                                           /s/ THOMAS M. HOUGH
                                                           -------------------
                                                               Thomas M. Hough

POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation (the "Company"), a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Core Materials Corporation Long-Term Equity Incentive Plan, hereby constitutes and appoints Kevin L. Barnett and Kenneth M. Schmell, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of May, 1997.

                                                         /s/ MALCOLM M. PRINE
                                                         --------------------
                                                             Malcolm M. Prine

POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Core Materials Corporation (the "Company"), a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Core Materials Corporation Long-Term Equity Incentive Plan, hereby constitutes and appoints Kevin L. Barnett and Kenneth M. Schmell, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange, granting unto each of said attorneys-in-fact, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of May, 1997.

                                                        /s/ THOMAS E. RIGSBY
                                                        ---------------------
                                                            Thomas E. Rigsby